Exhibit 10.9

AMENDED AND RESTATED TRUST AGREEMENT

OF

PORSCHE LEASING LTD.,

A Delaware Business Trust

By and Among

PORSCHE FUNDING LIMITED PARTNERSHIP,

As Settlor

PORSCHE CREDIT CORPORATION,

As UTI Holder

And

WILMINGTON TRUST COMPANY,

As Trustee

Dated As Of November 14, 1997

CONFIDENTIAL

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TABLE OF CONTENTS

(continued)

EXHIBITS
Exhibit A - - Definitions
Exhibit B - - Form of Undivided Trust Interest Certificate
Exhibit C - - Form of Certificate of Trust

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AMENDED AND RESTATED

TRUST AGREEMENT

AMENDED AND RESTATED TRUST AGREEMENT, dated as of November 14, 1997 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this “Agreement”) of PORSCHE LEASING LTD., a Delaware business trust (“the Trust”) among PORSCHE FUNDING LIMITED PARTNERSHIP, a Delaware limited partnership as settlor (“PFLP” or, in its capacity as settlor, the “Settlor”), PORSCHE CREDIT CORPORATION, a Delaware corporation as beneficiary (“PCC” or, in its capacity as beneficiary, the “UTI Holder”) and WILMINGTON TRUST COMPANY, as trustee (in such capacity, together with any successor or permitted assignee, the “Trustee”). Certain capitalized terms used herein are defined in Exhibit A.

This Agreement amends and restates that certain Trust Agreement dated as of December 20, 1996 by and among PFLP, as settlor and the initial beneficiary, and the Trustee, as trustee (the “Original Trust Agreement”).

W I T N E S S E T H:

WHEREAS, on December 20, 1996, the Settlor and the Trustee entered into the Original Trust Agreement, of which PFLP was both the Settlor and the Initial Beneficiary (the “Initial Beneficiary”).

WHEREAS, the parties intend that PCC shall be the holder of the Undivided Trust Interest in the Trust.

WHEREAS, the parties hereto intend to amend the Original Trust Agreement to reflect the transfer of the Undivided Trust Interest and the Undivided Trust Interest Certificate to PCC, and to restate the Original Trust Agreement, as amended hereby, in its entirety.

IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

PART I

CREATION OF TRUST

Section 1.1. Creation of Trust.

The Trust was formed as a business trust pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Business Trust Statute”), and this Agreement constitutes the governing instrument of the Trust, which shall be known as “PORSCHE LEASING LTD.” Upon formation of the Trust the Settlor delivered to the Trustee the sum of $1.00 to have and to hold, with such other Trust Assets as the Trust may from time to time hold, for the benefit of the holders of the Certificates under the terms provided herein. The Trustee filed a Certificate of Trust in the form of Exhibit C attached hereto with the Delaware Secretary of State on December 20, 1996. Pursuant to an Assignment dated of even date herewith, PFLP assigned all of its rights as beneficiary in the Trust, including all of its rights in the Undivided Trust Interest Certificate and the Undivided Trust Interest represented thereby, to PCC, which thereupon became the sole holder of the Undivided Trust Interest and the sole beneficiary of the Trust. Any references to the “Initial Beneficiary” in this Agreement, the Servicing Agreement (as defined herein), or any SUBI Supplement (as defined herein) shall be deemed a reference to the UTI Holder.

PART II

TRUST ASSETS

Section 2.1. Trust Assets.

Pursuant to this Agreement and the Servicing Agreements, the Trust shall acquire from time to time the following assets (the “Trust Assets”) as specified by the UTI Holder or as contemplated by any Servicing Agreement: (a) cash; (b) retail lease contracts (such lease contracts, the “Leases”) of automobiles, sports utility vehicles, light duty trucks and other vehicles, together with all accessories, additions and parts constituting a part thereof and all accessions thereto (the “Leased Vehicles”), which Leases are or were originated by vehicle dealers (such dealers being referred to herein as “Dealers”), or directly by the Trust, pursuant to either (i) dealer agreements entered into with the Trust or (ii) dealer agreements entered into with PCC and supplemental dealer agreements for the benefit of the Trust (collectively, “Dealer Agreements”), and all proceeds thereof; (c) the Leased Vehicles and all proceeds thereof, including (i) the residual values of the Leased Vehicles to be realized through the exercise by lessees of purchase options under the Leases, the proceeds of sale of the Leased Vehicles to third parties, payments received from any other Person, either directly or through a Servicer with respect to the residual value of the Leased Vehicles or payments under any residual value insurance policy described below in clause (e) and (ii) each certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles (as defined below) in the respective jurisdiction in which each such Leased Vehicle is registered (each a “Certificate of Title”), which Certificate of Title shall reflect as the owner of such Leased Vehicle “Porsche Leasing Ltd.” or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a “Registrar of Titles”); (d) all of Porsche Funding Limited Partnership’s and PCC’s rights (but not their obligations) with respect to any Lease or Leased Vehicle, including without limitation the right to proceeds arising from all dealer repurchase obligations, if any, relating to any Lease or Leased Vehicle arising under any Dealer Agreement; (e) any insurance policy and rights thereunder or proceeds therefrom, including without limitation any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, credit accident or health, credit life or unemployment insurance maintained by any Servicer, the UTI Holder, Porsche Funding Limited Partnership, any obligor under any Lease or any Affiliate of any such Person to the extent that any such policy covers or applies to any Lease, Leased Vehicle or the ability of any lessee under any Lease to make required payments with respect to the Lease or related Leased Vehicles (collectively, “Insurance Policies”); (f) any security deposit with respect to a Lease to the extent due the lessor in accordance with the terms of the Lease; and (g) all proceeds of any of the foregoing.

PART III

ACCEPTANCE BY TRUSTEE

Section 3.1. Acceptance by Trustee.

The Trustee shall have the rights, powers and duties set forth herein and the Business Trust Statute (except to the extent inconsistent with the express terms of this Agreement) and the Trustee does hereby accept such appointment and agrees to act as trustee of the Trust for the benefit of the UTI Holder and such other Persons as may become beneficiaries hereunder from time to time (including the holders of the SUBI Certificate(s)), subject to the terms and conditions of this Agreement.

PART IV

BENEFICIAL INTERESTS IN TRUST

Section 4.1. Undivided Trust Interest.

(a)  The UTI Holder shall hold an exclusive, undivided beneficial interest (the “Undivided Trust Interest” or the “UTI”) in all Trust Assets (the “UTI Assets”) other than those divided, identified Trust Assets that are from time to time allocated by the Trust, upon the written direction of the UTI Holder and otherwise in accordance with Section 4.2 hereof, into one or more separate portfolios of Trust Assets (together with any other Trust Asset allocated to or earned by any such portfolio(s), collectively, “SUBI Assets”). Except as otherwise provided for herein, all collections and amounts received with respect to the Undivided Trust Interest shall be distributed or retained by the Trustee, as directed in writing from time to time by the UTI Holder. The Undivided Trust Interest and the Undivided Trust Interest Certificate shall be freely transferable and assignable by the UTI Holder, including, without limitation, by pledge thereof (a “UTI Pledge”). Any purchaser, assignee or pledgee of an interest in the UTI or UTI Certificate must, prior to or contemporaneously with such purchase, assignment or pledge, (i) give to the Trust a non-petition covenant substantially similar to that set forth in Section 6.9, (ii) execute an agreement between or among itself and each assignee or pledgee from time to time of any SUBI or SUBI Certificate, to release all claims to the Trust Assets allocated to each SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to each SUBI Portfolio, and (iii), in the case of a purchase or assignment, provide to the Trustee an opinion of counsel to the effect that (A) in the event of the bankruptcy or insolvency of such purchaser or assignee, the Trust will not be substantively consolidated with such purchaser or assignee, and (B) that the purchase or assignment does not and will not require registration of the UTI Certificate under applicable United States federal and applicable state securities laws. Nothing contained herein shall be deemed to limit the rights of the holder of the UTI to enter into participation agreements pursuant to which the holder grants one or more participation interests in the UTI.

(b)  The Undivided Trust Interest initially shall be represented by a single trust certificate (together with any replacements thereof, the “Undivided Trust Interest Certificate” or the “UTI Certificate”); provided, however, that at the request of any holder thereof (but only with the consent of any pledgee of a UTI Pledge), the Undivided Trust Interest may be represented by two (2) or more such certificates that, in the aggregate, represent the entire Undivided Trust

Interest, such divided certificates to be issued pursuant to a supplement to this Agreement (each, a “UTI Supplement”) which shall specify any terms or conditions relevant to the issuance thereof, as shall be prescribed and established by such holder and by the pledgee of any UTI Pledge. Except as set forth in any applicable UTI Supplement, any Undivided Trust Interest Certificate shall be in substantially the form of Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be directed in writing by the UTI Holder. Any portion of any Undivided Trust Interest Certificate may be set forth on the reverse or subsequent pages thereof. Each Undivided Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the UTI Holder.

(c) The UTI shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Business Trust Statute. Separate and distinct records shall be maintained for the UTI and the UTI Assets shall be held and accounted for separately from the other assets of the Trust or any SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI or the UTI Assets shall be enforceable against the UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. Except to the extent required by law or specified in this Agreement, the Undivided Trust Interest shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or the Trustee.

Section 4.2. Special Units of Beneficial Interest.

(a)  The Trustee shall from time to time, as directed in writing by the UTI Holder, identify and allocate or cause to be identified and allocated on the books and records of the Trust one or more separate portfolios of SUBI Assets to be accounted for independently within the Trust (each such portfolio, a “SUBI Portfolio”). Upon their allocation as SUBI Assets, such Trust Assets shall no longer be assets of, or allocated to, the Undivided Trust Interest (unless and until specifically reallocated to the Undivided Trust Interest from that SUBI Portfolio pursuant to the terms hereof or of any SUBI Supplement). The beneficial interest in each such SUBI Portfolio shall constitute a separate “special unit of beneficial interest” (“SUBI”) in the Trust. Separate and distinct records shall be maintained for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held and accounted for separately from the other assets of the Trust or any other SUBI Assets. The Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the UTI Holder, one or more SUBI Certificates evidencing SUBIs, each SUBI representing a specific divided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets allocated thereto, including with respect to each Leased Vehicle included in any such SUBI Portfolio the actual net proceeds received with respect to the disposition of any Leased Vehicle, whether occurring prior to the expiration at maturity of the related Lease (whether by way of voluntary or involuntary early termination of the Lease, insurance payment or purchase by the lessee or a third-party), or upon expiration at the maturity of the related Lease (such net proceeds received at maturity, the “Sale Proceeds”), and whether or not the Sale Proceeds exceed the estimated residual value of such Leased Vehicle as of such Lease maturity as originally set forth on the face of such Lease (the “Stated Residual Value”).

(b)  Each SUBI shall be represented by one or more certificates (each a “SUBI Certificate”) to be issued by the Trust and shall be created by the execution of a supplement to this Agreement (each a “SUBI Supplement”), which SUBI Supplement shall specify the terms and provisions pursuant to which SUBI Certificates shall be issued with respect to such SUBI; the form of any SUBI Certificate(s) to be issued in connection therewith; the initial SUBI Assets to be included in such SUBI Portfolio; the arrangements, if any, whereby additional SUBI Assets may be added subsequently to the SUBI Portfolio; the provisions under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established in such SUBI Supplement by the UTI Holder. Each SUBI Supplement shall provide for the application of all net proceeds received with respect to the SUBI Assets, after application of such SUBI Assets and such proceeds with respect to those expenses or liabilities of the Trustee provided for herein, including any mandatory distributions to holders and pledgees of SUBI Certificates, but shall require an express written waiver of any claim by any holder of any SUBI Certificate (which waiver may be set forth in such SUBI Certificate) to any proceeds or assets of the Trustee and to all of the Trust Assets other than the SUBI Assets included from time to time within the SUBI Portfolio allocated to that SUBI and those proceeds or assets derived from or earned by such SUBI Assets.

(c)  Each SUBI shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Business Trust Statute. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each SUBI or the related SUBI Assets shall be enforceable against such SUBI Assets only, and not against the assets of the Trust generally or against any other SUBI Assets or the UTI Assets. Except to the extent required by law or specified in this Agreement or in any applicable SUBI Supplement, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, the Trustee, the UTI or any other SUBI. Notice of this limitation on interseries liabilities and the limitation set forth in Section 4.1(c) shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and UTI. Except to the extent specified in this Agreement or in any applicable SUBI Supplement, interests in a SUBI or SUBI Certificate shall be freely transferable and assignable by the holder or any pledgee (to the extent of its interest therein) thereof. Any purchaser, assignee or pledgee of an interest in a SUBI or SUBI Certificate must, prior to or contemporaneously with such purchase, assignment or pledge, (i) give to the Trust a non-petition covenant substantially similar to that set forth in Section 6.9, (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate, to release all claims to the assets of the Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Trust allocated to the UTI Portfolio and each other SUBI Portfolio, and (iii) in the case of a purchase or assignment, provide to the Trustee an opinion of counsel to the effect that the purchase or assignment does not and will not require registration of the SUBI Certificate under applicable United States federal and applicable state securities laws. In the event of a sale or an assignment of a SUBI, such purchaser or assignee shall be a beneficiary of the Trust in the manner and to the extent set forth in the SUBI Certificate so acquired and in the applicable SUBI Supplement.

(d)  Each SUBI Portfolio shall be established or SUBI Certificate issued only upon delivery to the Trustee and the UTI Holder of an opinion of counsel that such establishment or issuance shall not cause the Trust or such SUBI Portfolio to be taxable as an “association” or to be a “publicly traded partnership” taxable as an association.

Section 4.3. Form of Certificate; Registration of Certificates.

(a)  The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing a manual or facsimile signatures of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of the Trustee shall, when duly authenticated pursuant hereto, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

(b)  The Trustee shall keep or cause to be kept at its offices at 1100 North Market Street, Wilmington, Delaware 19890-0001, or such other office as it shall designate, by written notice to the UTI Holder, a certificate register (the “Certificate Register”), in which, subject to such a reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by the Trustee. Each Certificate presented or rendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form reasonably satisfactory to the Trustee, duly executed by the holder of such Certificate or its attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, the Trustee and each agent of the Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for all purposes, subject to any limitations as the registered Certificateholder shall have directed the Trustee in writing to observe, and which the Trustee shall have agreed in writing to observe, for the benefit of any pledgee of a Certificate (including Bavaria Purchase No. 6 Limited). The Trustee shall furnish or cause to be furnished to the Servicers and the UTI Holder, within (3) three Business Days’ after receipt by the Trustee of request therefor, a list of the names and addresses of the holders of the Certificates.

Section 4.4. Mutilated, Destroyed, Lost or Stolen Certificates.

If any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the Trustee such security or indemnity as may be reasonably required by it to save it and the Trust harmless, then the Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the Trustee.

Section 4.5. Retitling of Leased Vehicles.

Each holder of a UTI Certificate or a SUBI Certificate may at any time, at its option, to be exercised by written notice delivered to the Trustee and the applicable Servicer, request that the Leased Vehicles allocated to such UTI Certificate or SUBI Certificate, as the case may be, be retitled in the name of such holder (or a Person designated by such holder) and/or the other Trust Assets allocated to such UTI Certificate or SUBI Certificate, as the case may be, be transferred to such holder (or a Person designated by such holder). Such holder shall indemnify the Trust, the Trustee and such Servicer for, and hold the Trust, the Trustee and such Servicer harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to such retitling or transfer, or any action or inaction such holder shall take as the registered owner of such Leased Vehicles or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees.

PART V

DUTIES AND POWERS OF TRUST AND TRUSTEE; TRUSTEE LIABILITY

Section 5.1. Duties and Powers of Trustee; Limitations on Trust Activity.

(a)  The Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement and the Business Trust Statute (except to the extent inconsistent with the express terms of this Agreement) or as may be directed by the UTI Holder (except, in the case of directions by the UTI Holder, with respect to the duties of the Trustee to the extent such duties relate to any SUBI Portfolio and the assets thereof) in a manner not contrary to the terms of this Agreement, from time to time, including (without limitation) in connection with (i) financing transactions of any sort undertaken by the UTI Holder or a Special Purpose Entity secured, directly or indirectly, by Trust Assets, by the Undivided Trust Interest or by any SUBI or any interest therein (including without limitation any financing undertaken in connection with the issuance and assignment of a SUBI and related SUBI Certificates), (ii) any sale by the UTI Holder or a Special Purpose Entity of any interest in one or more SUBIs, (iii) any other asset securitization, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust (collectively, the transactions in clauses (i), (ii) and (iii) are referred to herein as “Financings”), (iv) sales by the Trust of Leases and other Trust Assets to the extent permitted by the terms of any existing Financings (so long as the Certificate of Title of any Leased Vehicle so sold is amended to reflect the transfer of ownership thereof from the Trust, unless applicable law permits the transfer of ownership of a motor vehicle without an amendment to the vehicle’s certificate of title) or (v) activities ancillary thereto.

(b)  Notwithstanding Section 5.1(a) or anything else contained in this Agreement, upon the creation of a SUBI the Trustee undertakes to perform such duties with respect to such SUBI, and only such duties, as are specified in this Agreement, the related SUBI Supplement and the Business Trust Statute (except to the extent inconsistent with the express terms of this Agreement and the related SUBI Supplement) or as may be directed by the applicable SUBI Certificateholder in a manner not contrary to the terms of this Agreement and the related SUBI Supplement, from time to time.

(c)  Except as provided in or permitted by or otherwise contemplated by this Agreement or any Servicing Agreement, the Trust shall not (i) issue beneficial interests in the Trust Assets or securities of the Trust other than the UTI and UTI Certificates and one or more SUBIs and SUBI Certificates; (ii) borrow money on behalf of the Trust; (iii) make loans on behalf of the Trust; (iv) invest in or underwrite securities; (v) offer securities in exchange for Trust Assets (other than UTI Certificates and SUBI Certificates); or (vi) repurchase or otherwise reacquire any UTI Certificate or SUBI Certificate except as permitted by or in connection with any Financing; (vii) acquire any assets, other than Trust Assets as contemplated in Section 2,1; (viii) engage in any trade or business; or (ix) except as requested by the UTI Holder, but subject to Section 5.1(b), enter into any agreements or contracts.

(d)  The Trustee shall establish accounts and receive, maintain, invest and disburse funds in accordance with Part VII hereof.

(e)  The Trust has entered into a Servicing Agreement with PCC dated as of December 20, 1996, and the Trust shall enter from time to time into one or more other servicing agreements (each a “Servicing Agreement”) with Porsche Funding Limited Partnership or with such other or additional Persons as the holder of the UTI Certificate or the holder of any SUBI Certificate shall designate in writing with respect to the applicable Portfolio represented by such Certificate (each, in such capacity, a “Servicer”). PCC is hereby designated as the initial Servicer. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including (without limitation) Leased Vehicles and Leases. The Trust may enter from time to time into one or more agreements (each, a “Nominee Agreement”) with any Person that the UTI Holder shall designate, such Person to serve as a nominee for the Trust in those jurisdictions where the Trust cannot be named as owner on Certificates of Title. The Trustee, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the UTI Holder in connection with the administration of the Trust or the servicing of the Trust Assets, including, without limitation, a power of attorney to each Dealer and the Servicer and, to the extent deemed appropriate by the Servicer, the Lessees; provided, however, that no Trustee shall be obligated to enter into any such documents, certificates, applications, powers of attorney or registrations that adversely affect the Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(f)  The Trustee and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement, the Servicing Agreements and the SUBI Supplements.

Section 5.2. Duty of Care.

(a)  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action (or with respect to any handling or disbursement of funds, its own negligent action), its own grossly negligent failure to act (or with respect to any handling or disbursement of funds, its own negligent failure to act), its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance; provided, however, that:

(i)  the Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, the Trustee, including any vice-president, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person’s knowledge of or familiarity with the particular subject, unless it shall be proved that the Trustee was grossly negligent (or with respect to any handling or disbursement of funds, negligent) or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

(ii)  the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the UTI Holder (to the extent relating to the Undivided Trust Interest) or the holder or pledgee of a SUBI Certificate in connection with a Financing (to the extent relating to a SUBI) relating to the exercise of any trust power conferred upon the Trustee under this Agreement.

(b)  Notwithstanding subsection 5.2(a) above, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement.

(c)  Except for actions expressly authorized by this Agreement, the Trustee shall take no action as to which the Trustee has been notified in writing by the UTI Holder, any Special Purpose Entity or other holder or pledgee of a SUBI Certificate or UTI Certificate, or has actual knowledge, that such action would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Financing.

(d)  All information obtained by the Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person other than to any Trust Agent, the UTI Holder, any Special Purpose Entity (if applicable), any Servicer, any pledgee of a UTI Pledge (or any beneficiary of such pledge) and any assignee or pledgee of a SUBI Certificate, unless such disclosure is permitted by this Agreement or any other agreement contemplated hereby, required by any applicable law or regulation or pursuant to subpoena (and the Trustee has provided notice thereof to the UTI Holder), or such information is already otherwise publicly available.

Section 5.3. Certain Matters Affecting the Trustee.

Except as otherwise provided in this Agreement:

(a)  the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. In particular, but without limitation, whenever in this Agreement it is provided that the Trustee shall receive or may rely on the instructions or directions of the UTI Holder, a Special Purpose Entity, or the holder of a UTI Certificate or a SUBI Certificate in connection with a Financing, any written instruction or direction purporting to bear the signature of any officer of the UTI Holder, a Special Purpose Entity, or the holder of a UTI Certificate or a SUBI Certificate in connection with a Financing reasonably believed by it to be genuine may be deemed by the Trustee to have been signed or presented by the proper party;

(b)  the Trustee may consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel;

(c)  the Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the UTI Holder, a Special Purpose Entity, or the holder of a UTI Certificate or a SUBI Certificate in connection with a Financing or any other beneficiary of the Trust pursuant to the provisions of this Agreement, unless such requesting Person(s) shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

(d)  the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the UTI Holder, a Special Purpose Entity or by the holder of a UTI Certificate or a SUBI Certificate in connection with a Financing; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by the Trustee, shall be reimbursed as a Trust expense upon demand; and

(e)  the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith with reasonable care. By way of illustration and not in limitation of the foregoing, the Trustee may enter from time to time into one or more agency agreements (each a “Trust Agency Agreement”) with such Person or Persons selected by the Trustee, including without limitation any Affiliate of the Trustee (each a “Trust Agent”), as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the UTI Holder and any holder of a SUBI Certificate in connection with a Financing. The Trustee shall provide seven days prior written notice to the UTI Holder and to each holder of a SUBI Certificate of any such Trust Agency Agreement. Notwithstanding the foregoing, the Trustee shall replace any Trust Agent if (i) in the good faith judgment of the UTI Holder and the holder of the applicable SUBI Certificate, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the UTI Holder, or (ii) the Trust Agent has materially breached its obligations under the Trust Agency Agreement, the UTI Holder or any holder of a UTI Certificate or a SUBI Certificate in connection with a Financing has given written notice to the Trustee and the Trust Agent of such breach, and the Trust Agent has not cured such breach in all material respects within 15 Business Days thereafter (for purposes of this Agreement, “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in Illinois or Delaware are authorized or obligated by law or executive order to be closed). Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of the Trustee any or all of its obligations as Trustee of the Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section 6.9, provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to the Trustee hereunder. The Trust shall pay such amount to the Trust Agent as reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed by the Trustee, the UTI Holder, the holder of the applicable SUBI Certificate and the Trust Agent. Notwithstanding anything to the contrary herein, in no event shall any Nominee Agreement be deemed to be a Trust Agency Agreement, or any Servicer or any Affiliate thereof or any Person referred to in the penultimate sentence of Section 5.1(e) be deemed to be a Trust Agent.

Section 5.4. Trustee Not Liable for Certificates or Leases.

The Trustee shall have no obligation to perform any of the duties of the UTI Holder or any Servicer unless explicitly set forth in this Agreement or any Servicing Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 6.7) or the due execution hereof by the UTI Holder or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the UTI Holder or its permitted assignee(s) under this Agreement, including without limitation, the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any Lease or any computer or other record thereof; (1) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any Lease; (h) the performance or enforcement of any Lease; (i) the compliance by the UTI Holder or any Servicer with any covenant or the breach by the UTI Holder or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to the Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the UTI Holder, any Servicer or any Obligor under, or in connection with the origination of, any Lease; (1) any action of any Servicer taken in the name of the Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by the Trustee taken at the instruction of the UTI Holder, any holder of any Certificate or any Servicer; (n) the preparation, execution or filing of any tax returns on behalf of the Trust; or (o) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties (i) under this Agreement to authenticate and deliver Certificates at the request of the UTI Holder, or (ii) as set forth in Sections 5.1(e) or 6.9, or based on the Trustee’s willful misconduct, bad faith or gross negligence (or with respect to the handling or disbursement of funds, negligence), no recourse shall be had against the Person or institution serving as the Trustee in its individual capacity for any claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. The Trustee shall not have any personal obligation, liability or duty whatsoever to the UTI Holder or any permitted assignee(s) thereof or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Assets or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the UTI Holder or a Special Purpose Entity of any of the SUBI Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

Section 5.5. Indemnity of Trustee and Trust Agents.

The Trustee and any Trust Agent shall be indemnified and held harmless out of and to the extent of the Trust Assets with respect to any loss, liability or expense, including reasonable attorneys’ and other professionals’ fees and expenses (collectively “Claims”), arising out of or incurred in connection with (a) any of the Trust Assets (including without limitation any Claims relating to Leases, Leased Vehicles, consumer fraud, consumer leasing act violation, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any Lease, personal injury or property damage claims arising with respect to any Leased Vehicle or any claim with respect to any tax arising with respect to any Trust Asset) or (b) the Trustee’s or Trust Agent’s acceptance or performance of the trusts and duties contained in this Agreement or any Trust Agency Agreement, with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 7.1(b) hereof, provided, however, that neither the Trustee nor any Trust Agent shall be indemnified or held harmless out of the Trust Assets as to any Claim (i) for which the UTI Holder, a Servicer or any of their respective Affiliates shall be liable and shall have paid pursuant to this Agreement or a Servicing Agreement, (ii) incurred by reason of the Trustee’s or such Trust Agent’s willful misfeasance, bad faith or gross negligence (or with respect to the handling or disbursement of funds, negligence), or (iii) incurred by reason of the Trustee’s breach of its respective representations and warranties made in its individual capacity pursuant to Sections 6.2 or 6.7 of this Agreement.

Section 5.6. Trustee’s Right Not to Act.

Notwithstanding anything to the contrary contained herein, the Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if the Trustee in good faith shall determine that such action would be illegal or subject the Trustee to personal liability or be unduly prejudicial to the rights of other beneficiaries of the Trust; provided, however, that, notwithstanding any other provision herein to the contrary, nothing herein shall be construed to require a SUBI Trustee to take action (or fail to take action) in favor of or with respect to the UTI Holder or the UTI Assets that would be adverse to the interests of the holders of the applicable SUBI Certificate.

Section 5.7. Doing Business in Other Jurisdictions.

Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action may (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trust; or (iii) subject the Trust to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trust or the Trustee, as the case may be, contemplated hereby. In the event that the Trustee does not take any action because such action may result in the consequences described in the preceding sentence, the Trustee will appoint an additional trustee pursuant to Section 6.6 to proceed with such action.

PART VI

APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEE

Section 6.1. Appointment of Trustee.

Wilmington Trust Company is hereby designated as Trustee.

Section 6.2. Qualification of Trustee.

Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $100,000,000, and (b) have a principal place of business, or shall have appointed an agent with a principal place of business, in the State of Delaware. The Trustee need not meet the qualifications set forth in clause (a) above if the Trustee has appointed a Trust Agent that meets such qualifications. Neither the UTI Holder nor any of its Affiliates may be appointed Trustee or successor Trustee hereunder.

Section 6.3. Resignation or Removal of Trustee.

(a)  The Trustee may at any time resign by giving 30 days prior written notice to the UTI Holder and each other Certificateholder. Upon receiving the notice of resignation the UTI Holder shall promptly appoint a successor Trustee who meets the eligibility requirements set forth in Section 6.2 by written instrument: provided if a separate Trustee for a SUBI Portfolio has been appointed pursuant to Section 6.3(c) the successor for such Trustee shall be appointed by the Certificateholder for such SUBI.

(b)  If at any time the Trustee shall cease to be qualified in accordance with Section 6.2, or if any representation or warranty made by the Trustee pursuant to Section 6.7 shall prove to have been untrue in any material respect when made, but the Trustee shall fail to resign after written request therefor by the UTI Holder (or with respect to any SUBI Trustee appointed pursuant to Section 6.3(c), the applicable SUBI Certificateholder), or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed upon written notice by the UTI Holder (or with respect to any SUBI Trustee appointed pursuant to Section 6.3(c), the applicable SUBI Certificateholder). If the Trustee resigns or is removed under the authority of the immediately preceding sentence, the UTI Holder (or with respect to any SUBI Trustee appointed pursuant to Section 6.3(c), the applicable SUBI Certificateholder) shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee.

(c)  The SUBI Certificateholder for any SUBI Portfolio may appoint a separate Trustee to act as the Trustee under this Agreement for such SUBI Portfolio (the “SUBI Trustee”) meeting the requirements set forth in Section 6.2. Upon the effectiveness of such appointment such separate Trustee shall be the Trustee under this Agreement for such SUBI Portfolio and the related SUBI Assets and references herein to “the Trustee” or in the Servicing Agreement to “the Origination Trustee” shall with respect to such SUBI Portfolio and the related SUBI Assets mean such separate SUBI Trustee. Neither the UTI Holder nor any of its Affiliates may be a SUBI Trustee.

(d)  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

Section 6.4. Successor Trustee.

Any successor Trustee appointed as provided in Section 6.3 shall execute, acknowledge and deliver to each Servicer, the UTI Holder, the holder of each UTI Certificate or SUBI Certificate, and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the UTI Holder, the holder of each UTI Certificate or SUBI Certificate and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.2.

Section 6.5. Merger or Consolidation of Trustee.

(a)  Any corporation (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of the Trustee, which corporation, if requested by the UTI Holder (or by the applicable SUBI Certificateholder, with respect to any SUBI Trustee), executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.2, without the execution or filing of any instrument or any further act on the part of any of the parties hereto (other than the written consent of the UTI Holder or, with respect to any SUBI Trustee, the consent of the applicable SUBI Certificateholder).

(b)  Upon the happening of any of the events described in Section 6.3, Section 6.4 or paragraph (a) of this Section 6.5, the successor trustee shall, to the extent required by Delaware law, cause an amendment to the certificate of trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to the Trustee’s identity.

Section 6.6. Appointment of Co-Trustee, Separate Trustee, or Nominee.

(a)  Notwithstanding any other provisions (other than Section 6.3(c) hereof) of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Asset may at the time be located, the UTI Holder (or the applicable SUBI Certificateholder with respect to SUBI Assets) and the Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the UTI Holder (or by the applicable SUBI Certificateholder, with respect to SUBI Assets) to act as co-trustee, jointly with the Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the UTI Holder (or the applicable SUBI Certificateholder, with respect to SUBI Assets) and its permitted assignee(s), such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the UTI Holder (or the applicable SUBI Certificateholder, with respect to SUBI Assets) and the Trustee may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.2, except that no co-trustee, separate trustee or nominee with respect to any SUBI or any SUBI Assets under this Agreement may be the UTI Holder or any Affiliate thereof.

(b)  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)  all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as the Trustee under this Agreement or as successor to any Servicer under this Agreement or any Servicing Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)  no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)  the UTI Holder (or the applicable SUBI Certificateholder, with respect to SUBI Assets) and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to each Servicer.

Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

Section 6.7. Representations and Warranties of Trustee.

The Trustee, in its individual capacity, hereby makes the following representations and warranties as of the date hereof on which the UTI Holder, each of its permitted assignees and pledgees, and each pledgee or holder of a Certificate (and beneficial owner of any portion thereof in connection with a Financing) may rely:

(a)  Organization and Good Standing. The Trustee is a banking corporation, duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

(b)  Power and Authority. The Trustee has full corporate power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c)  Due Execution. This Agreement has been duly executed and delivered by the Trustee, and is a legal, valid and binding instrument enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)  No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation, judgment, decree or order of the State of Delaware or of the United States binding on the Trustee, or the articles of association or bylaws of the Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound; and

(e)  Location of Records. The office where the Trustee keeps its records concerning the transactions contemplated hereby is located at 1100 North Market Street, Wilmington, Delaware 19890-0001.

Section 6.8. Trustee’s Fees and Expenses.

The Trustee shall be paid out of Trust Assets reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including without limitation reasonable attorneys’ fees), as may be agreed upon in writing between the UTI Holder and the Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement. In the event a SUBI Trustee is appointed, the compensation for such SUBI Trustee shall be payable in accordance with the applicable SUBI Supplement.

Section 6.9. No Petition.

(a)  The Trustee covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any other Special Purpose Entity, or any general partner of a Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.

(b)  No bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law shall be instituted by the Trust without the Trustee’s consent (including each SUBI Trustee appointed pursuant to Section 6.3(c)). The Trustee shall not so consent unless directed to do so by the UTI Holder and each Certificateholder.

Section 6.10. Place of Business.

At all times, either the Trustee or a co-trustee hereunder shall be a resident of, or have a principal place of business in, the State of Delaware.

PART VII

ACCOUNTS

Section 7.1. Accounts: Expenses.

(a)  The Trustee will establish and maintain with respect to the Undivided Trust Interest and each SUBI such bank accounts as may be directed in writing by the UTI Holder, with respect to the Undivided Trust Interest, or, with respect to any SUBI Assets, as may be set forth in the applicable SUBI Supplement or as may be directed in writing by the applicable SUBI Certificateholder (collectively, the “Trustee Accounts,” and each such Trustee Account with respect to any particular SUBI, a “SUBI Account”). The Trustee may authorize any Servicer to make deposits into and to make disbursements from any Trustee Accounts in accordance with the terms and provisions of this Agreement and any Servicing Agreement.

(b)  Except as provided in Section 6.8 or in any Servicing Agreement, all Trust expenses shall be paid out of the Trust Assets, including without limitation (i) any reimbursement due to any Servicer for payments from its own operating accounts in order to fund (A) drafts by Dealers in payment for the assignment to the Trust of Leases and Leased Vehicles and (B) any other advances made by such Servicer, with the consent of the Trustee (to be given only at the direction of the UTI Holder or in accordance with the terms of any Financing), with respect to any Lease or Leased Vehicle, (ii) Servicer fees (and expenses, if any, not covered by the Servicer fee under any Servicing Agreement), (iii) Trustee fees and expenses, and (iv) other Trust expenses, if any; provided, however, that (x) to the extent that an expense or liability of the Trustee, the UTI Holder or a Special Purpose Entity (if applicable) shall be incurred or suffered with respect to a discrete Trust Asset or group of Trust Assets (including without limitation contract, tort or tax claims relating to one or more specific Leases or Leased Vehicles) (each an “Affected Trust Asset” and collectively, the “Affected Trust Assets”), all of which either are contained within one or more SUBI Portfolios, on the one hand, or among the UTI Portfolio, on the other hand, the holders of each SUBI containing any Affected Trust Asset (pro rata in the ratio of the aggregate value of those Affected Trust Assets held in each such SUBI portfolio as recorded on the books of the Trust to the aggregate value of all Affected Trust Assets held in all such SUBI Portfolios) or the holder of the Undivided Trust Interest, as the case may be, shall bear in full the burden of the Trustee, UTI Holder or Special Purpose Entity expense or liability, but (y) to the extent that any such expense or liability of the Trustee, the UTI Holder or a Special Purpose Entity shall be incurred or suffered with respect to the Trust Assets generally, all beneficiaries of the Trust shall bear the burden of such Trust expenses or liabilities on a pro rata basis in the ratio of the aggregate value of Trust Assets held in each respective SUBI Portfolio and the UTI Portfolio, as each is recorded on the books of the Trust, to the total value of all Trust Assets. Any pro rata allocation of an expense or liability among one or more of the SUBI Portfolios or the UTI Portfolio shall be made in good faith and so as not to disproportionately affect any SUBI Portfolio or the UTI Portfolio.

(c)  All or a portion of the funds deposited into each Trustee Account shall be separately invested by the Trustee from time to time at the written direction of the tin Holder or a Special Purpose Entity (as appropriate) or the applicable Servicer, as its designee, all as specified in the applicable Servicing Agreement; provided, however, that only the applicable SUBI Certificateholder may direct the Trustee as to the investment of deposited funds constituting SUBI Assets.

PART VIII

TERMINATION

Section 8.1. Termination of the Trust.

The Trust shall terminate upon the unanimous written agreement of all of the holders of Certificates; provided all provisions of this Agreement concerning the separateness of the SUBI Portfolio(s) and the UTI Portfolio and the release of all claims by the holder(s) of the UTI Certificate against all Trust Assets other than those that are part of the UTI Portfolio, and by the holder of each SUBI Certificate against all Trust Assets other than those that are part of the SUBI Portfolio relating to such SUBI Certificate, shall survive the termination of the Trust. Upon the termination of the Trust, the Trustee shall cause the certificate of trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

PART IX

MISCELLANEOUS PROVISIONS

Section 9.1. Amendment.

Prior to the first Financing, this Agreement may be amended by written agreement between the UTI Holder and the Trustee (entered into by the Trustee at the written direction of the UTI Holder). After the first Financing any such amendment shall also require such additional approvals, if any, under each Financing as are required thereby; provided, however, that amendments shall not require any approval under a Financing if the holders of such Financing would not be adversely affected by such amendment. Prior to the execution of any amendment to this Agreement, any Servicing Agreement or any other agreement contemplated hereby or thereby, the Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 9.2. GOVERNING LAW.

THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 9.3. Notices.

All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows: (a) if to the Settlor or the UTI Holder, to 4343 Commerce Court, Suite 214, Lisle, Illinois 60532, Attention: Robert Dwyer (at Telecopier No. (630) 505-1755) and (b) if to the Trustee, to 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (at Telecopier No. (302) 651-8882); or at such other address as shall be designated by the Settlor, the UTI Holder, or the Trustee in a written notice to the other parties hereto.

Section 9.4. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

Section 9.5. Construction.

For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as “herein”, “hereof’ and the like shall refer to this Agreement as a whole and not to any particular Part or Section within this Agreement; (d) the term “include” means “include without limitation”; and (e) the term “or” is intended to include the term “and/or.”

Section 9.6. Separate Entity.

The Trustee and the UTI Holder shall in all transactions with third parties hold the Trust out as a separate entity from the UTI Holder and any Affiliate of the UTI Holder.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, each of the undersigned have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

PORSCHE FUNDING LIMITED PARTNERSHIP, as Settlor and Initial Beneficiary

By:	Porsche Funding Corporation, its general partner

By:	/s/ Richard A. Kosiec
Richard A. Kosiec, Treasurer

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Jill K. Morrison
Name:	Jill K. Morrison
Title:	Administrative Account Manager

PORSCHE CREDIT CORPORATION, UTI Holder

By:	/s/ Robert E. Dwyer
Robert E. Dwyer, President

EXHIBIT A

PORSCHE LEASING LTD.

DEFINITIONS

“Affected Trust Assets” shall have the meaning set forth in Section 7.1(b).

“Affiliate” of any specified Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Business Day” shall have the meaning set forth in Section 5.3(e).

“Business Trust Statute” shall have the meaning set forth in Section 1.1.

“Certificate” means a SUBI Certificate or a UTI Certificate.

“Certificateholder” means any holder of a Certificate.

“Certificate Register” shall have the meaning set forth in Section 4.3(b).

“Certificates of Title” shall have the meaning set forth in Section 2.1.

“Claims” shall have the meaning set forth in Section 5.5.

“Dealer Agreements” shall have the meaning set forth in Section 2.1.

“Dealers” shall have the meaning set forth in Section 2.1.

“Financings” shall have the meaning set forth in Section 5.1(a).

“Initial Beneficiary” shall have the meaning set forth in the Recitals.

“Insurance Policies” shall have the meaning set forth in Section 2.1.

“Leases” shall have the meaning set forth in Section 2.1.

“Leased Vehicle” shall have the meaning set forth in Section 2.1.

“Nominee Agreement” shall have the meaning set forth in Section 5.1(e).

“Original Trust Agreement” shall have the meaning set forth in the Recital.

“PCC” means Porsche Credit Corporation, a Delaware corporation.

“PFLP” means Porsche Funding Limited Partnership, a Delaware limited partnership.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

“Portfolio” means the UTI Portfolio or any SUBI Portfolio.

“Registrar of Titles” shall have the meaning set forth in Section 2.1.

“Sale Proceeds” shall have the meaning set forth in Section 4.2(a).

“Secretary of State” means the Secretary of State of the State of Delaware.

“Servicer” shall have the meaning set forth in Section 5.1(e).

“Servicing Agreement” shall have the meaning set forth in Section 5.1(e).

“Settlor” shall have the meaning set forth in the Preamble.

“Special Purpose Entity” shall mean a special purpose corporation, partnership, limited partnership, trust, business trust, limited liability company or other entity created for one or more Financings.

“Stated Residual Value” shall have the meaning set forth in Section 4.2(a).

“SUBI” shall have the meaning set forth in Section 4.2(a).

“SUBI Account” shall have the meaning set forth in Section 7.1(a).

“SUBI Assets” shall have the meaning set forth in Section 4.1(a).

“SUBI Certificate” shall have the meaning set forth in Section 4.2(b).

“SUBI Certificateholder” shall mean any holder of a SUBI Certificate.

“SUBI Portfolio” shall have the meaning set forth in Section 4.2(a).

“SUBI Supplement” shall have the meaning set forth in Section 4.2(b).

“SUBI Trustee” shall have the meaning set forth in Section 6.3(c) hereof.

“Trust” shall have the meaning set forth in the Preamble.

“Trust Agency Agreement” shall have the meaning set forth in Section 5.3(e).

“Trust Agent” shall have the meaning set forth in Section 5.3(e).

“Trust Assets” shall have the meaning set forth in Section 2.1.

“Trustee” shall mean Wilmington Trust Company, not in its individual capacity but solely as trustee of the Trust, and its successors and assigns.

“Trustee Accounts” shall have the meaning set forth in Section 7.1(a).

“Undivided Trust Interest” or “UTI” shall have the meaning set forth in Section 4.1(a).

“Undivided Trust Interest Certificate” or “UTI Certificate” shall have the meaning set forth in Section 4.1(b).

“UTI Assets” shall have the meaning set forth in Section 4.1(a).

“UTI Holder” shall have the meaning set forth in the Preamble.

“UTI Pledge” shall have the meaning set forth in Section 4.1(a).

“UTI Portfolio” means Leases and Leased Vehicles not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest.

“UTI Supplement” shall have the meaning set forth in Section 4.1(b).

EXHIBIT B

PORSCHE LEASING LTD.

UNDIVIDED TRUST INTEREST CERTIFICATE

evidencing an exclusive undivided interest in all Trust Assets (as defined below) other than SUBI Assets (as defined below).

(This Certificate does not represent an obligation of, or an interest in, Porsche Funding Limited Partnership, Porsche Funding Corporation, Porsche Credit Corporation, Wilmington Trust Company or any of their respective affiliates.)

Number UTI- _________________

THIS CERTIFIES THAT ____________________ is the registered owner of a nonassessable, fully-paid, exclusive undivided beneficial interest in the Trust Assets, other than SUBI Assets (such interest, an “Undivided Trust Interest”), of Porsche Leasing Ltd., a Delaware business trust (the “Trust”) operated pursuant to an Amended and Restated Trust Agreement dated and effective as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among Porsche Funding Limited Partnership, as settlor (the “Settlor”), Wilmington Trust Company, (“Wilmington,” as trustee, together with any successor or permitted assign, the “Trustee” respectively) and Porsche Credit Corporation, as beneficiary of the Undivided Trust Interest (the “Beneficiary”). A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

This Certificate is one of the duly authorized certificates issued under the Agreement and designated as “Porsche Leasing Ltd. Undivided Trust Interest Certificates” (the “Undivided Trust Interest Certificates”). This Undivided Trust Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Undivided Trust Interest Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as “Porsche Leasing Ltd. Special Unit of Beneficial Interest Certificates” (the “SUBI Certificates” and, together with the Undivided Trust Interest Certificates, the “Certificates”). Each series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio.

The rights of the holder of this Certificate to the Trust Assets and the proceeds thereof are and will be set forth in the Agreement.

The Certificates do not represent an obligation of, or an interest in, the Settlor, the Beneficiary, Porsche Funding Corporation, Wilmington or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Leases and the Leased Vehicles not allocated to any SUBI Portfolio, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by the holder hereof upon request.

By accepting this Certificate, the holder hereof waives and releases any claim that it may have to any proceeds or assets of the Trust from time to time included within any SUBI Portfolio as SUBI Assets and to those proceeds or assets derived from or earned by such SUBI Assets, and agrees that if such waiver and release is not given effect, that it hereby subordinates all claims it may be deemed to have against all Trust Assets allocated to any SUBI Porfolio as SUBI Assets, and against those proceeds or assets derived from or earned by such SUBI Assets, to the claims thereto of the holders of the SUBI Certificates representing such SUBI Portfolio.

The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of holders of Undivided Trust Interest Certificates at any time by the Beneficiary and the Trustee, prior to the first Financing. Thereafter, any such amendment shall require such additional approvals as may be required by each Financing.

As provided in the Agreement, this Certificate and the underlying interests represented hereby are freely transferable and assignable by the holder hereof, subject to the requirements of Section 4.1(a) of the Agreement. Any such transfer or assignment of this Certificate is registrable upon surrender of this Certificate for registration of transfer with the Trustee (or the Trust Agent, if applicable) or by any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Undivided Trust Interest Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

Prior to due presentation of this Certificate for registration of a permitted transfer, the Trustee, and each agent of the Trustee may treat the Person or entity in whose name this Certificate is registered as the owner hereof for all purposes, and, except as provided for in the Agreement, neither the Trustee nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the unanimous written agreement of all of the holders of Certificates.

Unless this Certificate shall have a certificate of authentication attached, executed by the Trustee or an agent thereof by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Undivided Trust Interest Certificate to be duly executed.

Dated: November 14, 1997	PORSCHE LEASING LTD.

	By:	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the UTI Certificate referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,

as Trustee

By:
Authorized Officer

or ,
as agent for the Trustee

By:
Authorized Officer

EXHIBIT C

CERTIFICATE OF TRUST OF

PORSCHE LEASING LTD.

This Certificate of Trust of Porsche Leasing Ltd. (the “Trust”), dated as of December 20, 1996 (the “Certificate of Trust”), is being duly executed and filed by Wilmington Trust Company, as Trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. § 3801 et 5sz).

1.  Name. The name of the business trust formed hereby is Porsche Leasing Ltd.

2.  Delaware Trustee. The name and business address of the Trustee of the Trust in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001. The Trustee is duly authorized to sign this Certificate of Trust.

3.  Series Trust. The Trust may issue series of beneficial interests, having separate rights, powers or duties with respect to property or obligations of the Trust, as provided in 12 Del. C. §§ 3804 and 3806(b)(2), such that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.

4.  Powers of Attorney. Porsche Credit Corporation (“PCC”) has been designated by the Trustee and the Trust as the true and lawful attorney-in-fact for and on behalf of the Trustee and the Trust, with full power and authority to perform any and all acts related to managing, servicing, administering and collecting any part of the corpus of the Trust and is authorized and empowered to execute and deliver, on behalf and in the name of the Trust, any and all instruments, certificates or other documents relating thereto. PCC also has the right, power and authority to designate in writing other persons and entities (“PCC Designees”) as true and lawful attorneys-in-fact for and on behalf of the Trustee and the Trust to do anything that PCC has the power to do under this paragraph. Without limiting the generality of the foregoing, PCC or any PCC Designee is hereby authorized and empowered by the Trustee and the Trust to execute and deliver, on behalf of the Trustee or the Trust, any and all applications for certificates of title or duplicates of such certificates in the name of the Trust, any and all applications for registrations of vehicles and/or license plates, any and all applications for transfers of certificates of title or registrations for vehicles and/or license plates, and any and all other instruments, certificates or other documents which PCC or a PCC Designee deems necessary or advisable to record, hold or release title to and/or registration of motor vehicles in the name of the Trust. A photocopy or original of this Certificate of Trust shall have the same effect as an original, manually signed and acknowledged Power of Attorney.

IN WITNESS WHEREOF, the undersigned, being the sole Trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee

By:
Name:
Title:

C - 2

Acknowledgment

STATE OF DELAWARE	)
)ss.
COUNTY OF NEW CASTLE	)

On this 20th day of December 1996, before me personally appeared________________________ who acknowledged himself to be an officer of the above Trustee, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained as the free act and deed of said Trustee, and as his free act and deed as an officer of said Trustee.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires: